UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 1, 2015

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices of each registrant)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on November 20, 2014, Wynn America, LLC (“Wynn America”), an indirect wholly owned subsidiary of Wynn Resorts, Limited (“Wynn Resorts”), entered into a $1.25 billion senior secured credit facility. Pursuant to the terms of the credit facility, Wynn America agreed to use commercially reasonable efforts to cause a corporate restructuring (the “Wynn Las Vegas Reorganization”) that would result in Wynn Las Vegas Holdings, LLC (“WLVH”), a newly-formed direct wholly owned subsidiary of Wynn America, being the 100% owner of Wynn Las Vegas, LLC (“Wynn Las Vegas”).  Approvals required under applicable gaming laws and regulations with respect to the Wynn Las Vegas Reorganization were obtained on August 20, 2015.

On September 1, 2015, Wynn Resorts Holdings, LLC transferred its equity interest in Wynn Las Vegas and effectuated the Wynn Las Vegas Reorganization.  Also, on September 1, 2015, Wynn Las Vegas restated its Articles of Organization (“Articles”) and amended and restated its Operating Agreement (“Operating Agreement”) to reflect WLVH as the sole member of Wynn Las Vegas and to make other technical, clarifying and conforming changes to the Operating Agreement.

The foregoing descriptions of the Articles and Operating Agreement are qualified in their entirety by the full text of the Articles and Operating Agreement filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

3.1	Fourth Restated Articles of Organization of Wynn Las Vegas, LLC
3.2	Third Amended and Restated Operating Agreement of Wynn Las Vegas, LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: September 3, 2015	By:	/s/ Kim Sinatra
Kim Sinatra
Executive Vice President and General Counsel

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN LAS VEGAS, LLC

Dated: September 3, 2015	By:	Wynn Las Vegas Holdings, LLC
its sole member

	By:	Wynn America, LLC
its sole member

	By:	Wynn Resorts Holdings, LLC
its sole member

	By:	Wynn Resorts, Limited
its sole member

	By:	/s/ Kim Sinatra
Kim Sinatra
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Restated Articles of Organization of Wynn Las Vegas, LLC
3.2	Third Amended and Restated Operating Agreement of Wynn Las Vegas, LLC